SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2006

                            Pathfinder Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
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 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation)                                      Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                                            --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section  5  -  Corporate  Governance  and  Management

Item  5.02    Departure  of  Directors  or  Principal  Officers;  Election  of
Directors;  Appointment  of  Principal  Officers

On June 27th, 2006 the Company's Board of Directors approved the appointments of Shelley Tafel as Controller and Ron Tascarella as Senior Vice President and Chief Credit Officer of the Company's subsidiary, Pathfinder Bank.

Ms. Tafel, a Certified Public Accountant, will act as the principal accounting officer of the organization and oversee the daily operations of the accounting department. Ms. Tafel was the Vice President and Controller for Oswego County National Bank from August 2003 to June of 2006, and from 2000 to 2002 held the position of Manager at the independent public accounting firm of Firley, Moran, Freer & Eassa, P.C.

Mr. Tascarella will over see the daily operations of commercial, residential and consumer lending operations for the organization. Mr. Tascarella was employed by Oswego County National Bank from May 1998 through June 2006, holding the positions of Senior Vice President - Sales Manager and Senior Vice President, Commercial Services.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              PATHFINDER BANCORP, INC.


Date:  June 29, 2006          By:  /s/ Thomas W. Schneider

                              -------------------------------------
                              Thomas W. Schneider
                              President and Chief Executive
                              Officer